UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2023

MRC GLOBAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35479	20-5956993
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1301 McKinney Street, Suite 2300

Houston, Texas 77010

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (877) 294-7574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On May 4, 2023, the Board of Directors (the “Board”) of MRC Global Inc. (the “Company”), pursuant to the recommendation of the Board’s Compensation and Human Capital Committee, approved the following changes to Exhibit A of the Company’s Director Compensation Plan (the “Plan”): (i) an increase of $15,000 to the Annual Board retainer, increasing the value of the Annual Board retainer to $90,000; (ii) an increase of $20,000 to the amount used to determine restricted stock for non-executive directors other than the Chairman of the Board, dividing $145,000, rather than $125,000, by the 20-day volume weighted average price (“VWAP”) of the Company’s common stock; and (iii) an increase of $40,000 to the amount used to determine restricted stock for the Chairman of the Board, dividing $265,000, rather than $225,000, by the 20-day VWAP of the Company’s common stock.

A copy of the revised Exhibit A to the Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on Thursday, May 4, 2023, as a virtual, on-line meeting. The results of the matters submitted to a vote of the stockholders at the meeting are set forth in the immediately following table below. Pursuant to Delaware law and the Company’s By-Laws, broker non-votes are not considered votes cast and do not affect the outcome of the votes. In addition, abstentions are also not considered votes cast for any of the matters submitted to a vote of stockholders. Therefore, only votes for and against each matter are included in the percentages below.

Item I. Election of Directors. Stockholders elected each of the persons named below as Directors to hold office until the 2024 annual meeting of stockholders, or until their successors are elected and qualified, or their earlier retirement, removal or death:

	FOR	% FOR	WITHHELD	% WITHHELD	BROKER NON-VOTES
Deborah G. Adams	85,960,242	93.83	5,647,696	6.17	5,245,208
Leonard M. Anthony	88,151,541	96.23	3,456,397	3.77	5,245,208
George John Damiris	87,834,977	95.88	3,772,961	4.12	5,245,208
Barbara J. Duganier	89,518,079	97.72	2,089,859	2.28	5,245,208
Ronald L. Jadin	89,959,558	98.20	1,648,380	1.80	5,245,208
Dr. Anne McEntee	88,820,090	96.96	2,787,848	3.04	5,245,208
Robert J. Saltiel, Jr.	90,650,230	98.95	957,708	1.05	5,245,208
Robert L. Wood	90,421,951	98.71	1,185,987	1.29	5,245,208

Item II. Advisory Vote to Approve Executive Compensation. The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as set forth in the immediately following table:

Votes Cast For:	74,533,839	81.44%
Votes Cast Against:	16,984,267	18.56%
Abstentions:	89,832
Broker Non-Votes:	5,245,208

Item III. Ratification of the Appointment of Ernst & Young LLP as Independent Auditors. The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for the year ending December 31, 2023 as set forth in the immediately following table:

Votes Cast For:	96,458,402	99.60%
Votes Cast Against:	384,758	0.40%
Abstentions:	9,986
Broker Non-Votes:	0

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Exhibit A to the MRC Global Director Compensation Plan.

104	Cover Page Interactive Data File – The cover page XBRL tags from this Current Report on Form 8-K are imbedded within the Inline XBRL document.

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Exhibit A to the MRC Global Director Compensation Plan.

104	Cover Page Interactive Data File – The cover page XBRL tags from this Current Report on Form 8-K are imbedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2023

MRC GLOBAL INC.

By:	/s/ Daniel J. Churay
Daniel J. Churay
Executive Vice President – Corporate Affairs, General Counsel and Corporate Secretary

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